EXHIBIT 99.1

EXECUTIVE LEADERSHIP TEAM



PETER HANCOCK
President and Chief Executive Officer



DOUG DACHILLE
Executive Vice President
Chief Investment Officer



PHIL FASANO
Executive Vice President
Chief Information Officer



MARTHA GALLO
Executive Vice President
Chief Auditor



KEVIN HOGAN
Executive Vice President
Chief Executive Officer of Consumer



JEFF HURD
Executive Vice President
AIG Chief Operating Officer



ALESSA QUANE
Executive Vice President
Chief Risk Officer



TOM RUSSO
Executive Vice President and General Counsel – Legal, Compliance, Regulatory Affairs, and Government Affairs



SID SANKARAN
Executive Vice President
Chief Financial Officer



ROB SCHIMEK
Executive Vice President
Chief Executive Officer of Commercial

AIG

FEBRUARY 19, 2016